UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2004

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Tampa, Florida 33602

(Address of principal executive offices, including zip code)

(813) 274-1000

(Registrant’s telephone number, including area code)

SIGNATURES
Exhibit Index
EX-99.1 Press Release

Item 7. Exhibits

Exhibit 99.1	Press release, dated February 23, 2004, announcing the financial results for the fourth quarter and full year ended December 31, 2003.

Item 12.  Disclosure of Results of Operations and Financial Condition

On February 23, 2004, Sykes Enterprises, Incorporated (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2003. The press release is attached as Exhibit 99.1.

(Remainder of page intentionally left blank.)

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

	By:	/s/ W. Michael Kipphut W. Michael Kipphut Group Executive, Senior Vice President - Finance

Date: February 23, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated February 23, 2004, announcing the financial results for the fourth quarter and full year ended December 31, 2003.